UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report: July 24, 2019

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	1-7293	95-2557091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1445 Ross Avenue, Suite 1400

Dallas, Texas 75202

(Address of Principal Executive Offices, and Zip Code)

(469) 893-2200

Registrant’s Telephone Number, Including Area Code

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.05 par value	THC	New York Stock Exchange
6.875% Senior Notes due 2031	THC31	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

The information set forth in the second paragraph under Item 7.01 of this Form 8-K is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On July 24, 2019, Tenet Healthcare Corporation (the “Company”) issued a press release announcing its intention to pursue a tax-free spin-off of its Conifer business as a separate, independent publicly traded company. A copy of the press release is attached hereto as Exhibit 99.1.

The press release confirms the Company’s expectation that its Adjusted EBITDA for the quarter ended June 30, 2019 will be within the Adjusted EBITDA Outlook range of $625 million to $675 million that was previously disclosed in the Company’s press release dated April 29, 2019 (the “Q1 Earnings Release”). The release also describes certain operating metrics for the quarter ended June 30, 2019, including stronger volume growth in the Company’s Hospital segment characterized by increases in both admissions and adjusted admissions on a same-hospital basis, continued favorable volume growth in its Ambulatory segment, and strong financial performance in its Conifer segment. The Q1 Earnings Release is available on the investor relations section of the Company’s website, www.tenethealth.com/investors. The investor relations website and the Q1 Earnings Release contain additional information and disclosures regarding the Company’s financial performance, including reconciliations between non-GAAP measures and related GAAP measures.

The Company will discuss the proposed transaction on a conference call at 7:30 a.m. Eastern Time on July 24, 2019. A live webcast and an accompanying slide presentation will be accessible through the investor relations section of the Company’s website at www.tenethealth.com/investors.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

99.1	Press Release issued on July 24, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2019

TENET HEALTHCARE CORPORATION

	By:	/s/ Anthony Shoemaker
	Name:	Anthony Shoemaker
	Title:	Vice President, Assistant General Counsel and Corporate Secretary